UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

THE UBS FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee paid previously with preliminary proxy materials.

☐       Fee computed on table in exhibit required by Item 25(b)  per Exchange Act Rules  14a6(i)(1) and 0-11

The UBS Funds

Proxy Statement

Notice of Special Meeting to be held on November 21, 2023
and Proxy Statement

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The UBS Funds

One North Wacker Drive
Chicago, Illinois 60606-2807

October 5, 2023

Dear Shareholder:

The enclosed proxy statement ("Proxy Statement") asks you to vote on the following important matters concerning the series (each, a "Fund" and collectively, the "Funds") of The UBS Funds (the "Trust"). The Board of Trustees of the Trust (the "Board") recommends that shareholders of the Funds (each, a "Shareholder" and collectively, "Shareholders") cast their votes FOR each of the proposals (each, a "Proposal" and collectively, the "Proposals"). In summary, the Proposals are:

1.  To elect four Trustees to the Board;

2.  To approve changes to certain Funds' fundamental investment restrictions;

3.  To allow the Board to amend certain Funds' investment objectives without Shareholder approval;

4.  To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction;

5.  To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions; and

6.  To adopt a "manager of managers" investment advisory structure for certain Funds whereby UBS Asset Management (Americas) Inc., the Funds' investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

The UBS Funds

A special meeting (the "Meeting") of the Funds' Shareholders will be held on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606 at 11:30 am, Central time, to consider these matters, and to transact any other business that may be properly considered at the Meeting. The enclosed Proxy Statement contains detailed information about the Proposals, and we recommend that you read it carefully. We have also attached a "Questions and answers" section that we hope will assist you in evaluating the Proposals.

Your vote is very important to us, no matter how large or small your holdings. Please review the enclosed materials and vote your shares. If we do not hear from you after a reasonable time, you may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding the enclosed Proxy Statement, please call the proxy solicitor at 866-905-8160 if you are dialing within the United States; if you are dialing outside of the United States you should call the following number, collect, instead: 781-575-3369. If you wish to vote by phone or the internet, please follow the instructions on the enclosed proxy card(s).

Thank you for your attention to this matter and for your continuing investment in the Funds.

Sincerely,

Mark E. Carver

President
The UBS Funds

The UBS Funds

A proxy card(s) covering each of your Fund(s) is/are enclosed along with the Proxy Statement.

Please vote your shares today.

You may vote by:

•  Mail: sign and return the enclosed proxy card(s) in the postage prepaid envelope provided.

•  Telephone: please have the proxy card(s) available and call the number on the enclosed card(s) and follow the instructions.

•  Internet: you also may vote over the Internet by following the instructions on the enclosed proxy card(s).

The Board recommends that you vote "FOR" each Proposal.

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The UBS Funds

Questions and answers

Information about voting

Q.  Who is asking for my vote?

A.  The Board of Trustees (the "Board" or the "Trustees") of The UBS Funds (the "Trust") requests your vote on the election of Trustees of the Trust and on several other matters concerning the portfolios offered by the Trust (each, a "Fund" and collectively, the "Funds") in connection with the special meeting of shareholders (the "Meeting") of the Trust. The Meeting will be held at 11:30 am, Central time, on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606.

Q.  Who is eligible to vote?

A.  Shareholders of record of the Funds at the close of business on September 26, 2023 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented for the Fund(s) they hold at the Meeting. The Trust proposes to mail the Notice of the Meeting, the Proxy Statement, and the proxy card to shareholders of record on or about October 9, 2023.

Q.  On what proposals am I being asked to vote?

A.  As more fully described below, you are being asked to vote on the following proposals affecting the Funds (each, a "Proposal" and collectively, the "Proposals"):

1.  To elect four Trustees to the Board of the Trust;

2.  To approve changes to certain Funds' fundamental investment restrictions;

i

The UBS Funds

3.  To allow the Board to amend certain Funds' investment objectives without shareholder approval;

4.  To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction;

5.  To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions; and

6.  To adopt a "manager of managers" structure for certain Funds whereby the Funds' investment advisor would be able to hire and replace sub-advisors of the Fund without shareholder approval.

PROPOSAL 1: TO ELECT FOUR TRUSTEES TO THE BOARD OF THE TRUST

Q.  Who am I being asked to elect as Trustees of the Board of the Trust?

A.  Shareholders of the Trust will be asked to elect Adela Cepeda, Muhammad Gigani, and Abbie J. Smith, each a current trustee of the Trust, and to elect Rodrigo Garcia, a new nominee for Trustee of the Trust (collectively, the "Nominees"). As explained more fully below, each Nominee has been selected for election because the Board believes that they have the relevant experience, qualifications and skills necessary to effectively oversee the management of the Trust and protect the interests of shareholders. By having each of the Nominees elected by shareholders at this time, the Trust will comply with Section 16 of the Investment Company Act of 1940, as amended (the "1940 Act") which provides that Trustees must be elected by shareholders, except that the Board may fill vacancies on the Board if at least two-thirds of the Trustees holding office immediately after the appointment of a Trustee to fill such vacancy have been elected by shareholders of the Trust. The Board recommends the election of all the Nominees.

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PROPOSAL 2: TO APPROVE CHANGES TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

Q.  What are shareholders being asked to approve and why?

A.  The Board is recommending changes to the fundamental investment restrictions of certain Funds, including those related to borrowing, issuing senior securities, real estate, commodities, making loans, concentration, diversification, and underwriting. As explained more fully below, the proposed changes to the fundamental investment restrictions are intended to modernize the fundamental investment restrictions to provide the Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, and to harmonize the investment restrictions across the Funds.

PROPOSAL 3: TO ALLOW THE BOARD TO AMEND CERTAIN FUNDS' INVESTMENT OBJECTIVES WITHOUT SHAREHOLDER APPROVAL

Q.  What are shareholders being asked to approve and why?

A.  All mutual funds are required to have an investment objective which is stated in their prospectus(es). However, mutual funds have the option of designating their investment objective as "non-fundamental," which allows a fund's board to modify the investment objective without shareholder approval, or "fundamental," which requires shareholder approval to change the investment objective. Currently, the investment objectives for UBS Emerging Markets Equity Opportunity Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Multi Income Bond Fund are designated as "fundamental" and thus require shareholder approval to change. The Proposal would redesignate investment objectives as "non-fundamental" for these Funds to allow the Board to amend a Fund's investment objective(s) without shareholder approval. This change would allow for greater flexibility and would enable the Board to act quickly in response to market conditions without the cost, uncertainty and delay of calling another meeting of the shareholders. No changes are being

The UBS Funds

proposed to the substance or content of a Fund's investment objective at this time. If the Proposal is approved, shareholders would be provided with at least 60 days' advance notice of any future change to a Fund's investment objective.

PROPOSAL 4: TO APPROVE CHANGING UBS EMERGING MARKETS EQUITY OPPORTUNITY FUND'S SUB-CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND THE ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

Q.  What are shareholders being asked to approve and why?

A.  As explained more fully below, UBS Emerging Markets Equity Opportunity Fund is currently sub-classified as a diversified fund and has declared a fundamental policy of being classified as diversified under the 1940 Act, which may not be changed or eliminated without shareholder approval. A diversified fund must invest at least 75% of its total assets in cash and cash items, US government securities, securities of other investment companies and other securities not representing more than 5% of the fund's total assets in any one issuer (calculated at the time of purchase) and not hold more than 10% of the outstanding voting securities of any one issuer. In other words, a diversified fund generally must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund's assets.

At times, implementing the Fund's desired investment program has been a challenge due to requirements to maintain the Fund's diversified status. By changing to a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a "diversified" fund. Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. Specifically, the Fund may be more sensitive to a single economic, business, political, regulatory or other

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occurrence or to the financial results of a single issuer than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund's shares.

PROPOSAL 5: TO APPROVE THE ELIMINATION OF CERTAIN OF UBS INTERNATIONAL SUSTAINABLE EQUITY FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

Q.  What are shareholders being asked to approve and why?

A.  As explained more fully below, UBS International Sustainable Equity Fund currently has fundamental investment restrictions that are not required by the 1940 Act, including restrictions regarding investing for control or management; purchasing securities on margin; investing in unseasoned issuers; investments in other investment companies; investing in puts, calls, and straddles; and investments in oil, gas, and/or mineral exploration or development programs or leases. These fundamental investment restrictions reflect past regulatory requirements that are outdated, unnecessary or potentially burdensome. UBS Asset Management (Americas) Inc., the Fund's investment advisor, believes that eliminating the restrictions on how the Fund is managed that were put in place because of regulatory requirements that no longer exist is in the best interest of the Fund's shareholders, as it will provide the Fund with increased flexibility to pursue its investment objective.

PROPOSAL 6: TO ADOPT A "MANAGER OF MANAGERS" STRUCTURE FOR CERTAIN FUNDS WHEREBY THE FUNDS' INVESTMENT ADVISOR WOULD BE ABLE TO HIRE AND REPLACE SUB-ADVISORS OF THE FUND WITHOUT SHAREHOLDER APPROVAL

Q.  What is a "manager of managers" investment advisory structure and why are shareholders being asked to approve the adoption of this structure for certain Funds?

As explained more fully below, the proposed "manager of managers" investment advisory structure would permit UBS Asset Management (Americas) Inc., as the Funds' investment advisor, to appoint and replace affiliated and unaffiliated sub-advisors,

v

The UBS Funds

enter into sub-advisory agreements, and amend sub-advisory agreements on behalf of the Funds without shareholder approval (which is currently required). The adoption of the "manager of managers" investment advisory structure would provide UBS Asset Management (Americas) Inc. with the flexibility to employ, subject to Board approval, one or more sub-advisors to manage all or a portion of a Fund's assets without incurring the expense and delays associated with obtaining shareholder approval of sub-advisors or sub-advisory agreements.

The "manager of managers" investment advisory structure is being proposed for UBS All China Equity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS U.S. Small Cap Growth Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund, and UBS US Quality Growth At Reasonable Price Fund (the "MoM Funds"). In order for a MoM Fund to operate in a "manager of managers" structure, the MoM Fund's use of the "manager of managers" structure must be approved by the affirmative vote of a "majority of the outstanding voting securities" of a Fund, as defined in the 1940 Act.

Q.  How will the "manager of managers" structure affect the MoM Funds?

The MoM Funds do not currently use sub-advisors and UBS Asset Management (Americas) Inc. does not have any present intent to hire sub-advisor(s) for any of the MoM Funds. However, if the "manager of managers" structure is approved by shareholders, the Board would be able to approve a sub-advisor for a MoM Fund sometime in the future. The Board determined to seek shareholder approval of the "manager of managers" structure for the MoM Funds in connection with the Meeting, which was otherwise called for purposes of voting on other matters described in the Proxy Statement, to avoid additional meeting and proxy solicitation costs in the future.

The UBS Funds

General Questions

Q.  How do the Trustees recommend that I vote on these Proposals?

The Board has unanimously approved each Proposal and recommends that you vote FOR each Proposal.

Q.  When will the Proposals take effect if they are approved?

The Proposals will become effective immediately upon approval of the shareholders.

Q.  How do I vote my shares?

You can vote in any one of four ways:

•  Through the Internet by following the instructions on the enclosed proxy card(s);

•  By telephone by calling the number on the enclosed proxy card(s);

•  By mail, with the enclosed proxy card(s); or

•  In person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). These voting methods will save money. Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposals, your proxy will be voted as you indicate. If you simply sign, date, and return the proxy card, but do not specify a vote for the Proposals, your shares will be voted by the proxies "FOR" the approval of each Proposal.

The UBS Funds

Q.  If I send my proxy in now as requested, can I change my vote later?

You may revoke your proxy at any time before it is voted by: (i) sending to the Secretary of the Trust a written revocation; (ii) forwarding a later-dated proxy that is received by the Trust at or prior to the Meeting; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Q.  Who should I call with questions?

If you have any additional questions about the Proxy Statement or the upcoming Meeting, please call Computershare Fund Services toll free at 866-905-8160 (from within the United States). If you are calling from outside the United States, please call 781-575-3369.

Q.  Why am I receiving proxy information for Funds that I do not own?

Because shareholders of all of the Funds are being asked to approve similar Proposals, the details of which vary among Funds, most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds, as well. In order to save money and to promote efficiency, one proxy statement has been prepared for all of the Funds. This may also save you time if you own shares of more than one Fund. Explanatory tables have been included in certain sections to help you easily find the information that specifically relates to your Fund(s).

Q.  What is the relationship between the proxy solicitor, Computershare Fund Services, and the Trust?

The proxy solicitor is an independent firm that specializes in proxy mailings and solicitations. It may contact shareholders on behalf of the Funds, but will not use personal information about

The UBS Funds

shareholders for any purposes not connected with the Meeting. The proxy solicitor has no affiliation to UBS Asset Management (Americas) Inc., the Board or the Funds.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS, AND THE ABOVE DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED DISCUSSION CONTAINED IN THE PROXY STATEMENT. PLEASE READ IT CAREFULLY.

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The UBS Funds

UBS All China Equity Fund
UBS Dynamic Alpha Fund
UBS Emerging Markets Equity Opportunity Fund
UBS Engage For Impact Fund
UBS Global Allocation Fund
UBS International Sustainable Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US Quality Growth At Reasonable Price Fund

c/o UBS Asset Management
One North Wacker Drive
Chicago, Illinois 60606-2807

Notice of Special Meeting of Shareholders of The UBS Funds to be held on November 21, 2023

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 21, 2023: this proxy statement ("Proxy Statement") is available at https://www.proxy-direct.com/ubs-33541

To the Shareholders:

A special meeting ("Meeting") of holders of shares of beneficial interest (each, a "Shareholder" and collectively, "Shareholders") of the investment portfolios listed above (each, a "Fund" and collectively, the "Funds") of The UBS Funds (the "Trust") will be held at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive,

The UBS Funds

Chicago, Illinois 60606 at 11:30 am, Central time, on November 21, 2023 for the following purposes:

Matters to be voted upon by Shareholders:

Proposal 1:

To elect four Trustees to the Board of Trustees of the Trust (the "Board").

Proposal 2:

To approve changes to certain Funds' fundamental investment restrictions.

Proposal 3:

To allow the Board to amend certain Funds' investment objectives without Shareholder approval.

Proposal 4:

To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction.

Proposal 5:

To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions.

Proposal 6:

To adopt a "manager of managers" investment advisory structure for certain Funds whereby UBS Asset Management (Americas) Inc., the Funds' investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

Additionally, Shareholders will vote to transact such other business as may properly come before the Meeting or any adjournment thereof (e.g., adjourning the Meeting). Only those Shareholders of record of the Funds at the close of business on September 26, 2023 will be entitled to notice of, and to vote on, the proposals at the Meeting, or at any adjournments thereof.

The UBS Funds

Please execute the proxy card and return it promptly in the enclosed envelope accompanying the proxy card, which is being solicited by the Board, or vote your shares by telephone or the internet using the instructions on the proxy card. The Board recommends that you cast your vote "FOR" the above proposals as described in this Proxy Statement.

Returning your proxy promptly is important to ensure a quorum at the Meeting and to save the expense of further proxy solicitation, including mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent submission of a revised proxy, (ii) giving a written notice of revocation to the Trust, or (iii) voting in person at the Meeting.

By Order of the Board,

Keith A. Weller
Secretary
The UBS Funds

October 5, 2023

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The UBS Funds

UBS All China Equity Fund
UBS Dynamic Alpha Fund
UBS Emerging Markets Equity Opportunity Fund
UBS Engage For Impact Fund
UBS Global Allocation Fund
UBS International Sustainable Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US Quality Growth At Reasonable Price Fund

c/o UBS Asset Management
One North Wacker Drive
Chicago, Illinois 60606-2807

Proxy statement
Special Meeting of Shareholders to be held on November 21, 2023

This proxy statement ("Proxy Statement") is being furnished to holders of shares of beneficial interest ("Shareholders") of the above-listed funds (each, a "Fund" and collectively, the "Funds") in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at a special meeting of Shareholders to be held at 11:30 am, Central time, on November 21, 2023, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606, or at any postponement, adjournment or adjournments thereof (the "Meeting"). This Proxy Statement will first be mailed to Shareholders on or about October 9, 2023.

The UBS Funds (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended

The UBS Funds

("1940 Act" or "the Act"), and is organized as a Delaware statutory trust. As of the date of this Proxy Statement, the Trust consists of eleven (11) Funds.

The Meeting is being held to consider and vote on the following matters, as indicated below and described more fully herein (each, a "Proposal" and collectively, the "Proposals"):

Proposal 1:

To elect four Trustees to the Board.

Proposal 2:

To approve changes to certain Funds' fundamental investment restrictions.

Proposal 3:

To allow the Board to amend certain Funds' investment objectives without Shareholder approval.

Proposal 4:

To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and to approve the elimination of the related fundamental investment restriction.

Proposal 5:

To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions.

Proposal 6:

To adopt a "manager of managers" investment advisory structure for certain Funds whereby UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor"), the Funds' investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval.

The UBS Funds

The table below details each Proposal to be presented at the Meeting and the Funds whose Shareholders are solicited with respect to each Proposal.

Proposals		Affected Fund(s)
1.	To elect four Trustees to the Board	All Funds
2.	To approve changes to the fundamental investment restrictions regarding:
2.A.	Borrowing	All Funds except UBS Dynamic Alpha Fund
2.B.	Issuing Senior Securities	All Funds except UBS Dynamic Alpha Fund
2.C.	Real Estate	All Funds except UBS Dynamic Alpha Fund
2.D.	Commodities	UBS Emerging Markets Equity Opportunity Fund
UBS Global Allocation Fund
UBS International Sustainable Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
2.E.	Making Loans	All Funds except UBS Dynamic Alpha Fund
2.F.	Concentration	UBS International Sustainable Equity Fund
2.G.	Diversification	UBS International Sustainable Equity Fund
2.H.	Underwriting	UBS International Sustainable Equity Fund
UBS Emerging Markets Equity Opportunity Fund
UBS U.S. Small Cap Growth Fund
3.	To allow the Board to amend a Fund's investment objective without Shareholder approval.	UBS Emerging Markets Equity Opportunity Fund UBS Global Allocation Fund
UBS International Sustainable Equity Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
4.	To approve changing the Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction.	UBS Emerging Markets Equity Opportunity Fund

The UBS Funds

Proposals		Affected Fund(s)
5.	To approve the elimination of the fundamental investment restrictions regarding:	UBS International Sustainable Equity Fund
5.A.	Investing for control or management
5.B.	Purchasing securities on margin
5.C.	Investing in unseasoned issuers
5.D.	Investments in other investment companies
5.E.	Investments in puts, calls and straddles
5.F.	Investments in oil, gas and/or mineral exploration or development programs or leases
6.	To adopt a "manager of managers" investment advisory structure whereby UBS AM, the Fund's investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval	UBS All China Equity Fund UBS Engage For Impact Fund UBS Global Allocation Fund UBS U.S. Small Cap Growth Fund UBS Multi Income Bond Fund UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US Quality Growth At Reasonable Price Fund

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Table of Contents
Proxy statement	1
Voting information	8
Quorum	8
Required vote for adoption of the Proposals	8
Proposal 1. To elect four Trustees to the Board	12
Overview of the election of the Board	12
Nominees for Trustees of the Trust	12
Independent Trustees	14
Process used to select Nominees	18
Role of Trustees, meetings of the Board, and compensation of the Trustees	20
Compensation table	21
Standing committees of the Board	22
Board's oversight of risk management	23
Nominee ownership of Fund shares and ownership of UBS AM or UBS Asset Management (US) Inc. ("UBS AM (US)") and their control persons	24
Information about Nominee ownership of Fund shares	25
Officers of the Trust	25
Proposal 2. To approve changes to certain Funds' fundamental investment restrictions	27
Proposal 2.A—Borrowing—For all Funds except UBS Dynamic Alpha Fund	29
Proposal 2.B—Senior securities—For all Funds except UBS Dynamic Alpha Fund	32
Proposal 2.C—Real Estate—For all Funds except UBS Dynamic Alpha Fund	35
Proposal 2.D—Commodities—For UBS Emerging Markets Equity Opportunity Fund, UBS Global Allocation Fund, UBS U.S. Small Cap Growth Fund, UBS International Sustainable Equity Fund, and UBS Multi Income Bond Fund only	37
Proposal 2.E—Making loans—All Funds except UBS Dynamic Alpha Fund	40
Proposal 2.F—Concentration of investments—UBS International Sustainable Equity Fund only	43

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Proposal 2.G—Diversification—For UBS International Sustainable Equity Fund only	45
Proposal 2.H—Underwriting—For UBS International Sustainable Equity Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS US Small Cap Growth Fund only	47
Proposal 3. To allow the Board to amend certain Funds' investment objectives without Shareholder approval	49
Overview and related information	49
Proposal 4. To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction	51
Proposed change to the Fund's diversification status	51
Proposal 5. To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions	54
Proposal 5.A—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing for control or management	55
Proposal 5.B—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding purchasing securities on margin	55
Proposal 5.C—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing in unseasoned issuers	56
Proposal 5.D—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investments in other investment companies	57
Proposal 5.E—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing in puts, calls and straddles	59

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Proposal 5.F.—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investments in oil, gas, and/or mineral exploration or development programs or leases	59
Proposal 6. To adopt a "manager of managers" investment advisory structure for certain Funds whereby UBS AM, the Funds' investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval	61
Effects on Shareholder right to vote on sub-advisory agreements	64
The benefits to the MoM Funds	65
The Board's consideration of this Proposal	66
Additional information about voting and the meeting	67
Solicitation of proxies	67
Beneficial ownership of shares	67
Shareholder proposals	67
Additional information about the Funds	68
Investment advisor and administrator	68
Underwriter	68
Transfer agent	68
Custodian	68
Auditors	69
Audit fee information	69
Audit fees	69
Audit-related fees	69
Tax fees	70
All other fees	70
Audit committee pre-approval policies and procedures	70
Non-audit fees and services	72
Other business	73
Exhibit Index	74

The UBS Funds

Voting information

Shareholders of record at the close of business on September 26, 2023 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A.

Quorum

The presence, in person or by proxy, of a majority of shares entitled to vote on the Proposal on the Record Date shall be a quorum for the transaction of business at the Meeting by that Fund. The election of Trustees is a Trust-level vote, whereas the other Proposals are a Fund-level vote. A Trust-level vote means that establishing quorum requires the presence, in person or by proxy, of a majority of all Funds' shares entitled to vote on the applicable Proposal (that is, a majority of the total number of the Trust's shares entitled to vote in the aggregate, irrespective of Fund or series). A Fund-level vote means that establishing quorum requires the presence, in person or by proxy, of a majority of the specific Fund's shares entitled to vote on the applicable Proposal.

Required vote for adoption of the Proposals

As described in Proposal 1, each of the Trustees will be elected by the affirmative vote of a plurality of the votes cast by the Shareholders of the Trust. The approval of all other Proposals described in this Proxy Statement for each Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. Under the 1940 Act, and as used in this Proxy Statement, this vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund ("Majority Vote").

Each whole share outstanding shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote, as

The UBS Funds

to any matter on which it is entitled to vote. An unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund's implementation of other Proposals that receive a favorable vote.

In the event that a quorum with respect to a Proposal is not present with respect to a given Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares voted, whether in person or by proxy, properly cast upon the question of adjourning a meeting to another date and time. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. A Shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournments, the Funds or their officers, as applicable, will adhere to the guidelines provided in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973), and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST

The UBS Funds

any adjournment or Proposal. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment and will effectively be a vote AGAINST the Proposals for that Fund.

Broker-dealer firms holding Fund shares in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares on the Proposals before the Meeting. Broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds understand that if brokers-dealer firms do not receive voting instructions from their client, brokers may vote in their discretion on Proposal 1, the Election of Trustees, on behalf of their clients. However, for non-routine matters, including those in Proposals 2 through 6, a broker-dealer may not authorize any proxy without instructions from the client.

The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon, if your proxy card(s) is received properly executed by you or by your duly appointed agent or attorney-in-fact. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card(s). We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). If you sign, date and return the proxy card(s) without voting instructions, your shares will be voted FOR the Proposals and FOR any other business that may properly arise at the Meeting (e.g., adjourning the Meeting).

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust's secretary (the "Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The UBS Funds

A listing of the owners of more than 5% of each class of shares of each Fund as of the Record Date, is set forth in Exhibit B to this Proxy Statement. To the knowledge of the Trust, the executive officers and the Nominees, as a group, owned less than 1% of the outstanding shares of each class of the Funds as of the Record Date.

Copies of the Trust's most recent annual report, including financial statements for each Fund, have previously been mailed to Shareholders. Shareholders may request additional copies of a Fund's annual report and the most recent semiannual report succeeding the annual report, if any, without charge, by writing the Fund c/o UBS Asset Management (Americas) Inc. at One North Wacker Drive, Chicago, Illinois 60606-2807, or by calling toll free 1-800-647 1568.

The UBS Funds

Proposal 1. To elect four Trustees to the Board

Overview of the election of the Board

The Board unanimously recommends that Shareholders vote to elect the nominees set forth below (each, a "Nominee" and collectively, the "Nominees") as Trustees of the Trust. The Board is responsible for supervising the management of the Trust and serving the needs of Fund Shareholders.

The Trust's Board currently consists of three persons, all of whom are not "interested persons" of the Trust within the meaning of Section 2(a)(19) under the 1940 Act ("Independent Trustees"). Shareholders are being asked to elect a four person Board consisting of the three current Independent Trustees, plus one additional Independent Trustee. If elected, all four Board members will be Independent Trustees.

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund's offices, c/o Keith A. Weller, Fund Secretary, UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606. The correspondence will be relayed by the Fund Secretary to the Board's independent counsel for their further handling in light of the nature of the communication, such as forwarding to the Board's Chairperson, a Board Committee's Chairperson or the full Board. It is recommended that such communication be sent by certified or registered mail or by another method that provides a receipt/record of delivery.

Nominees for Trustees of the Trust

The Board has nominated Adela Cepeda, Rodrigo Garcia, Muhammad Gigani and Abbie J. Smith to serve as Trustees of the Trust. Each Nominee, other than Mr. Garcia, is currently a member of the Board. Mses. Cepeda and Smith have served in their capacities as Trustees of the Trust since 2004 and 2009, respectively, and were last elected by Shareholders of the Trust on December 5, 2008. Mr. Gigani has served in his capacity as a Trustee of the Trust since 2021 and was appointed

The UBS Funds

to the Board at that time, upon the recommendation of the Nominating, Compensation and Governance Committee of the Trust (the "Nominating Committee"), which consists entirely of Independent Trustees. Mses. Cepeda and Smith initially recommended Mr. Gigani based on his qualifications and experience, including his time spent as a certified public accountant and his career in the financial services industry in which he held senior positions in a firm engaged in such industry.

Mr. Garcia has not previously served on the Board and was nominated by the current Independent Trustees, based on the recommendation of the Nominating Committee, to stand for election as a Trustee at the Meeting. Mr. Garcia was initially recommended by the incumbent Independent Trustees of the Trust during a search process for potential candidates that was undertaken by the Nominating Committee, as described below in "Process used to Select Nominees."

All Nominees have consented to serve if elected. If elected, each Nominee will hold office throughout the continued lifetime of the Trust until they die, resign, are declared bankrupt or incompetent by a court of competent jurisdiction, or are removed. If each of the four Nominees is elected, then they will constitute the entire Board of the Trust. If any of the Nominees should withdraw or otherwise become unavailable for election, the selection of a substitute nominee shall be made by a majority of the Independent Trustees.

Listed below are the name, year of birth and business address of each Nominee, along with their principal occupation for the last five years, the number of portfolios of registered investment companies advised by the Advisor overseen or to be overseen by the Nominees and other Board memberships held.

The UBS Funds

The Nominees, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below. None of the Nominees is an "interested person" (as defined in the Act) of the Trust.

Independent trustees

Name, directorships held, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 65 c/o Keith A. Weller, Fund Secretary UBS Asset Management, One North Wacker Drive Chicago, IL 60606	Chairperson and Trustee	Since 2021 and 2004, respectively	Ms. Cepeda was a managing director at PFM Financial Advisors LLC (from 2016 to 2019). From 1995 to 2016, Ms. Cepeda was the founder and president of A.C. Advisory, Inc.	Ms. Cepeda is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.) as well as a member of the audit, trust and capital committees, director of the Mercer Funds (7 portfolios) (since 2005) as well as a member of the nominations and governance and audit committees and trustee of the Morgan Stanley Pathway Funds (11 portfolios) (since 2008) as well as a member of the nominations and governance and audit committees.

The UBS Funds

Name, directorships held, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Muhammad Gigani; 46 c/o Keith A. Weller, Fund Secretary, UBS Asset Management, One North Wacker Drive Chicago, IL 60606	Trustee	Since 2021

Mr. Gigani is a Vice President-Tax of Reyes Holdings, L.L.C. (global food and beverage company) (since 2018). Mr. Gigani is a trustee (since 2021) for the Adler Planetarium (non-profit). Formerly, Mr. Gigani held various positions at Deloitte Tax, LLP (from 2002 to 2018, most recently serving as a partner (from 2014 to 2018)). Mr. Gigani was a board member of Junior Achievement of Chicago (non-profit) (from 2016 to 2018). Mr. Gigani was also finance chair of Latin United Community Housing Association (non-profit) (from 2016 to 2018). Mr. Gigani is a certified public accountant (CPA)

				Mr. Gigani is a trustee of two investment companies (consisting of 12 portfolios) or which UBS AM serves as investment advisor or manger.	None

The UBS Funds

Name, directorships held, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 70 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a cofounding partner and director of research of Fundamental Investment Advisors (hedge Fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of two investment companies (consisting of 12 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (office furniture) and formerly lead director (from 2014-2017) and audit committee member and chair and a member of the human resources and compensation committee. Ms. Smith is also a director (since 2003 and was chair of the audit committee (until 2015)) and is currently the chair of the finance committee of Ryder System Inc. (transportation, logistics and Supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and chair of the audit committee of the Dimensional Funds complex (a total of 153 series in 5 investment companies).

The UBS Funds

Name, directorships held, address, and age	Position(s) held with trust	Term of office[1] and length of time served	Principal occupations(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Rodrigo Garcia; 41 c/o Keith A. Weller, Fund Secretary UBS Asset Management, One North Wacker Drive Chicago, IL 60606	Nominee	N/A

Mr. Garcia is US President (since 2023) and Global Chief Financial Officer (since 2022) of Talipot Holdings (venture capital investment firm). He is also a board member of Latino Media Network, Inc. (since 2023), Canela Media, Inc. (since 2022) and Neurocytonix, Inc. (since 2022). Formerly, Mr. Garcia was a partner and Chief Investment Officer for BeDoWin360 Capital (from 2021-2022) and served as Deputy State Treasurer and Chief Investment Officer (2018-2021) and Chief Financial Officer and Chief Investment Officer (from 2015-2018) for the State of Illinois. Formerly, he has held roles for the Illinois Department of Veteran Affairs, Federal Reserve Bank of Chicago, and Morgan Stanley & Co., Inc. Mr. Garcia was also an Adjunct Professor in Public Finance at Northwestern University (2020-2022). Mr. Garcia is a certified treasury professional (CTP®).

				Mr. Garcia would serve as a trustee of two investment companies (consisting of twelve portfolios) for which UBS AM serves as investment advisor or manager.	None

1  Each Trustee holds office for an indefinite term.

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Process used to select Nominees

The Board has adopted and approved a formal written Charter for the Nominating Committee, attached as Exhibit C to this Proxy Statement. Pursuant to section II of the Nominating Committee's Charter, when a vacancy occurs on the Board, the Nominating Committee is responsible for selecting and recommending trustee nominees to the Board. The Nominating Committee of the Board believes that it is in the best interests of the Trust and its Shareholders to obtain highly qualified individuals to serve as members of the Board. In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Nominating Committee takes into consideration such factors as it deems appropriate, which factors may include whether the candidate is an "interested person" as defined in the 1940 Act; whether the candidate is qualified under applicable laws and regulations to serve as a member of the Board; whether the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management and/or its affiliates; whether the candidate is willing to serve and able to commit the time necessary to perform the duties of a Board member; the candidate's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; and the interplay of the candidate's experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for selecting and recommending Board candidates to the Board, when an Independent Trustee vacancy occurs on the Board, the Nominating Committee will also consider nominees recommended by "Qualifying Fund Shareholders." A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommen-

The UBS Funds

dation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the Chairperson of the Nominating Committee, Adela Cepeda, c/o Keith A. Weller, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by Shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

Each Nominee has been selected for election because the Board believes that they have the relevant experience, qualifications and skills necessary to effectively oversee the management of the Trust and protect the interests of Shareholders. The Board noted that Mses. Cepeda and Smith had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda has a career in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows Ms. Cepeda to bring valuable, relevant experience as a member of the Board. The Board also noted that Abbie J. Smith, as a Professor of Accounting, also has the relevant skills and experience to serve as a member of the Board. The Board also considered that Muhammad Gigani is a certified public accountant who had a career in the financial services industry, includ-

The UBS Funds

ing holding senior positions in a firm engaged in this industry, which allows Mr. Gigani to bring valuable, relevant experience as a member of the Board. Finally, the Board noted that Mr. Garcia's considerable experience in both the government and private sectors and his knowledge of the investment and financial services industries would allow Mr. Garcia to provide valuable and relevant experience as a member of the Board.

Role of Trustees, meetings of the Board, and compensation of the Trustees

The role of the Trustees is to provide general oversight of each Fund's business, and to ensure that the Fund is operated for the benefit of Shareholders. The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board appoints the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is currently comprised of three Independent Trustees. Mr. Garcia, if elected by Shareholders would serve as the fourth Independent Trustee. Adela Cepeda, an Independent Trustee, is Chairperson of the Board. As Chairperson of the Board, Ms. Cepeda approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Ms. Adela Cepeda also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings. The Board meets at least four times each year. At each regular meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year, and the Trustees also discuss other matters on a more informal basis at other times.

During the fiscal year ended June 30, 2023, there were five meetings of the Board.

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The following table provides the annual compensation paid by the Trust to each Trustee for the fiscal year ended June 30, 2023. Mr. Garcia does not currently serve as a Trustee so no information is provided for him below.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the Trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the Trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$161,087	N/A	$187,500
Muhammad Gigani, Trustee	150,348	N/A	175,000
Abbie J. Smith, Trustee	137,461	N/A	160,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2023.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of two registered investment companies managed by UBS AM or an affiliate for the fiscal year ended June 30, 2023.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and one other registered investment company) an annual retainer of $160,000 paid quarterly for service as a Board member. In addition, the Chairperson of the Board, for serving as Chairperson of the Board; the Chairperson of the Audit Committee, for serving as Chairperson of the Audit Committee; and the Chairperson of the Nominating Committee, for serving as Chairperson of the Nominating Committee, each receive from the Fund complex, for their service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee for out-of-pocket expenses in connection with travel and

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attendance at Board meetings. The table above provides information concerning the compensation of the Independent Trustees for the fiscal year ended June 30, 2023.

Standing committees of the Board

The Board has two standing committees: the Audit Committee and the Nominating Committee. Each current Independent Trustee sits on the Trust's Audit Committee and Nominating Committee.

The Audit Committee has the responsibility, among other things, to (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof.

The Nominating Committee has the responsibility, among other things, to: (i) make recommendations and to consider Shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually, and review the responsibilities and need for committees of the Board.

The Audit Committee met four times during the fiscal year ended June 30, 2023. The Nominating Committee met three times during the fiscal year ended June 30, 2023.

No member of the Audit Committee or Nominating Committee is an "interested person" as defined under the 1940 Act.

The UBS Funds

Board's oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation, liquidity, and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor (including, for example, COVID-19-related matters). In addition, the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument that is expected to have a material impact, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides an annual report on the Fund's derivatives risk management program.

With respect to valuation, the Advisor, as the Fund's valuation designee pursuant to Rule 2a-5 of the 1940 Act, provides regular written reports to the Board that enables the Board to oversee the valuation designee and the valuation designee's fair value determinations for investments in the Funds. Such reports also include information concerning the reasons for the fair valuation and the methodology used to arrive at the fair value, information on illiquid investments held by the Funds, information on pricing vendor oversight, and a summary of material fair value matters, if any. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's inde-

The UBS Funds

pendent registered public accounting firm in connection with such Committee's review of the results of the audit of the Funds' year-end financial statements.

With respect to liquidity, pursuant to Rule 22e-4 of the 1940 Act, the Board has approved a liquidity risk management program, which provides the framework for evaluating the liquidity of a Fund's investments. The Board has approved the designation of an administrator of such program, and will review, no less frequently than annually, a written report prepared by the administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. The Board also receives regular liquidity risk management reports.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's CCO to discuss compliance issues, including compliance risks. As required under US Securities and Exchange Commission ("SEC") rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Nominee ownership of Fund shares and ownership of UBS AM or UBS Asset Management (US) Inc. ("UBS AM (US)") and their control persons

The following table provides the dollar range of equity securities of the Funds and all registered investment companies within the same family

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of investment companies as the Fund overseen or to be overseen by each Nominee held by each Nominee as of August 31, 2023.

Information about Nominee ownership of Fund shares

Nominee	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as investment advisor, sub-advisor or manager
Adela Cepeda	UBS Emerging Markets Opportunity
Fund—$10,001 - $50,000
UBS Sustainable Development Bank
Bond Fund—$10,001 - $50,000
UBS U.S. Small Cap Growth
Fund—$10,001 - $50,000
UBS Engage For Impact
	Fund—$10,001 - $50,000	$50,001 - $100,000
Muhammad Gigani	None	None
Abbie J. Smith	UBS U.S. Small Cap Growth Fund—Over $100,000	Over $100,000
Rodrigo Garcia	None	None

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used consistent with SEC instructions: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

As of August 31, 2023, the Nominees did not own any securities issued by UBS AM or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM or UBS AM (US).

Officers of the Trust

The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds. None of these individuals receives compensation from the Trust for services to the Trust. Exhibit D of this Proxy Statement provides information about

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these officers, including certain biographical information, the positions they hold with the Trust and their principal occupations over the past five years.

Required vote

Nominees will be elected by a plurality of votes cast by Shareholders of the Trust, regardless of the votes of the individual Funds. This means that the Nominees receiving the largest number of votes will be elected to fill the four available Board positions, and a Nominee can be elected with approval from less than a majority of votes cast.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR TRUSTEE TO THE BOARD.

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Proposal 2. To approve changes to certain Funds' fundamental investment restrictions

Introduction

The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. The restrictions required to be "fundamental" under the 1940 Act are: (i) diversification, (ii) borrowing money, (iii) issuance of senior securities, (iv) engaging in the business of underwriting securities issued by other persons, (v) concentrating investments in a particular industry or group of industries, (vi) the purchase and sale of real estate, (vii) the purchase and sale of commodities, and (viii) making loans to other persons.

After the Trust was organized in 1993, certain legal and regulatory requirements applicable to investment companies changed. Certain of the Funds are currently subject to fundamental investment restrictions that are more restrictive than those required under present law. Accordingly, the Trustees have determined to present to the Shareholders certain proposed changes to the fundamental investment restrictions of the Funds for their consideration. The proposed amendments would simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act.

The Advisor believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. The Advisor believes that its ability to manage the Funds' assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by being able to revise certain investment policies with Board approval only. Furthermore, by standardizing investment restrictions, the Funds will be able to more efficiently and more easily monitor portfolio compliance. Because there will be less restrictive fundamental investment restrictions, there will be less need in the future to seek Shareholder

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approval to make the changes to how the Funds are managed. This will save Shareholders the costs associated with holding Shareholder meetings in the future.

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to future legal, regulatory, market or technical changes. The proposed standardized investment restrictions will not affect the Funds' investment objectives. The recommended changes are specified below.

The Funds' existing investment restrictions, together with the proposed investment restrictions, are presented below. Certain investment restrictions Proposals apply to some, but not to all, Funds. Shareholders of the affected Funds will be requested to vote on each proposed restriction separately. Information about the changes to the Funds' fundamental restrictions are described below. First, existing investment restrictions are presented. Then, any proposed replacement investment restrictions are put forth (in bold), followed by a discussion of the proposed modifications. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

The UBS Funds

Proposal 2.A—Borrowing—For all Funds except UBS Dynamic Alpha Fund

Current fundamental investment restrictions: The Funds' current fundamental investment restrictions regarding borrowing read:

Funds	Current Fundamental Investment Restrictions

UBS All China Equity Fund
UBS Engage For Impact Fund
UBS Global Allocation Fund
UBS Multi Income Bond Fund
UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US Quality Growth At Reasonable Price Fund ("UBS US QGARP Fund")

The Fund may not borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required.

UBS International Sustainable Equity Fund

The Fund may not borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets.

The UBS Funds

Funds	Current Fundamental Investment Restrictions

UBS Emerging Markets Equity Opportunity Fund UBS U.S. Small Cap Growth Fund

The Fund may not borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding borrowing would read:

The Fund may not borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks, and may borrow up to an additional 5% of its total assets, for temporary purposes, from any other person. The 1940 Act imposes certain limitations on the borrowing activities of investment companies that are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors that might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand.

The UBS Funds

The proposed fundamental investment restriction would prohibit the Funds from borrowing money "except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC." Except for UBS International Sustainability Equity Fund, the only difference between what is permissible for a Fund under the current fundamental investment restriction and what would be currently legally permissible under the proposed fundamental investment restriction is that the Funds would be able to borrow from entities other than banks to the extent permitted by the 1940 Act if the proposed investment restriction is approved. With respect to UBS International Sustainable Equity Fund, its current fundamental investment restriction also states that the Fund may not purchase securities while borrowings exceed 5% of total assets, and the proposed restriction does not include this limitation on purchasing securities when borrowings are outstanding. The proposed investment restriction will provide UBS AM with more flexibility in managing the Fund's portfolio and redemption activity.

In addition, UBS AM believes that it is in the Funds' best interests to amend the current fundamental investment restriction because under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law that may provide greater flexibility of investment without Shareholders taking further action. Because the proposed investment restriction would provide the Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility. Even if permitted by law, however, borrowing would occur only if consistent with a Fund's disclosure in its prospectus and statement of additional information. At the present time, UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Funds or affect the way the Funds are currently managed or operated. This proposed modification standardizes the restriction across the Fund cluster.

The UBS Funds

Proposal 2.B—Senior securities—For all Funds except UBS Dynamic Alpha Fund

Current fundamental investment restrictions: The Funds' current fundamental investment restrictions regarding senior securities read:

Funds	Current Fundamental Investment Restrictions

UBS Global Allocation Fund

The Fund may not: issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS Emerging Markets Equity Opportunity Fund UBS U.S. Small Cap Growth Fund

The Fund may not issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

The UBS Funds

Funds	Current Fundamental Investment Restrictions

UBS All China Equity Fund UBS Engage For Impact Fund UBS Multi Income Bond Fund UBS Sustainable Development Bank Bond Fund UBS US Dividend Ruler Fund UBS US QGARP Fund

The Fund may not issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Sustainable Equity Fund	The Fund may not issue senior securities.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding issuing senior securities would read:

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

A "senior security" is defined under the 1940 Act generally as an obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits a mutual fund from issuing senior securities, in order to limit the ability of the mutual fund to use leverage. In general, a mutual fund uses leverage when it borrows money to enter into securities

The UBS Funds

transactions, or acquires an asset without being required to make payment until a later point in time. Rule 18f-4 under the 1940 Act allows a mutual fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect shareholders.

Under the Funds' current fundamental investment restrictions, each Fund is prohibited from issuing senior securities. In stating this investment limitation, certain Funds' current fundamental restrictions include the identification of certain investment transactions that are not prohibited because the SEC has identified such investments as not raising senior securities concerns when engaged in pursuant to SEC guidance. The proposed fundamental investment would prohibit a Fund from issuing senior securities "except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC." Essentially, the proposed investment restriction clarifies the Funds' ability to engage in any investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. With respect to UBS Global Allocation Fund, the proposed investment restriction differs from its current investment restriction as it removes the Fund's limitation that it may only engage in short sales up to 10% of its net assets. Although the proposed investment restriction would provide UBS Global Allocation Fund more flexibility to engage in short sales, UBS AM does not have any current plans to change its investment practices with respect to short sales.

UBS AM believes that it is in the Funds' best interests to amend the current fundamental investment restriction in order to provide clarity with respect to the Fund's investment practices and harmonize the senior securities investment restriction across the Fund cluster.

The UBS Funds

Proposal 2.C—Real Estate—For all Funds except UBS Dynamic Alpha Fund

Current fundamental investment restrictions: The Funds' current fundamental investment restrictions regarding real estate read:

Funds	Current Fundamental Investment Restrictions

UBS All China Equity Fund
UBS Emerging Markets Equity Opportunity Fund
UBS Engage For Impact Fund
UBS Global Allocation Fund
UBS U.S. Small Cap Growth Fund
UBS Multi Income Bond Fund
UBS Sustainable Development Bank Bond Fund
UBS US Dividend Ruler Fund
UBS US QGARP Fund	A Fund may not purchase or sell real estate, except that the Fund may purchase or sell securities of REITs.
UBS International Sustainable Equity Fund

The Fund may not invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate).

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding investments in real estate would read:

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real

The UBS Funds

estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

Discussion of proposed modification

The proposed change to the Funds' fundamental investment restriction regarding investments in real estate would not substantively change each Fund's restriction from directly buying or selling real estate. The Funds' current restriction prohibits the purchase or sale of real estate, except that a Fund may purchase or sell real estate investment trusts ("REITs") (or, for UBS International Sustainable Equity Fund, the Fund may invest in publicly held REITs or marketable securities of companies which may represent indirect interests in real estate). The proposed restriction would expand this by permitting a Fund to purchase or sell securities or instruments secured by real estate or interests therein, and securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein. The proposed restriction would also permit a Fund to make, purchase or sell real estate mortgage loans and clarify that a Fund may purchase or sell real estate if acquired as a result of ownership of securities or other instruments. At the present time, UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Funds or affect the way the Funds are currently managed or operated.

UBS International Sustainable Equity Fund's fundamental investment restriction regarding real estate also includes a prohibition with respect to investments in interests in oil, gas and/or mineral exploration or development programs or leases; the prohibition with respect to investments in interests in oil, gas and/or mineral exploration or development programs or leases is separately proposed to be eliminated in Proposal 5.F. of this Proxy Statement.

These proposed modifications standardize the restriction across the Fund cluster.

The UBS Funds

Proposal 2.D—Commodities—For UBS Emerging Markets Equity Opportunity Fund, UBS Global Allocation Fund, UBS U.S. Small Cap Growth Fund, UBS International Sustainable Equity Fund, and UBS Multi Income Bond Fund only

Current fundamental investment restrictions: The Funds' current fundamental investment restrictions regarding commodities read:

Funds	Current Fundamental Investment Restrictions

UBS Emerging Markets Equity Opportunity Fund UBS Global Allocation Fund UBS U.S. Small Cap Growth Fund

The Fund may not purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

UBS International Sustainable Equity Fund

The Fund may not purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes.

UBS Multi Income Bond Fund

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

The UBS Funds

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding investments in commodities would read:

The Fund may not purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

Since the adoption of this restriction for the Funds, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved. New types of financial instruments have become available as potential investment opportunities, including, for example, commodity-linked instruments. The proposed modification would prohibit a Fund from purchasing or selling commodities "except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC." The proposed standardized fundamental investment restriction would permit the Funds more flexibility to invest in securities or other instruments that may be characterized as commodities or interests in commodities. UBS AM believes that it is in the Funds' best interests to amend the current fundamental investment restriction in order to provide the Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with a Fund's investment objective(s) and subject to oversight by the Fund's Board. Under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law without Shareholders taking further action. The proposed modification standardizes the restriction across the Fund cluster and conforms to the restriction used for newer Funds, including UBS All China Equity Fund, UBS Engage For Impact Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend

The UBS Funds

Ruler Fund, and UBS US QGARP Fund. Subject to future Board approval, the proposed amended fundamental investment restriction would allow the Funds to obtain exposure to physical commodities markets (e.g., oil, gas and precious metals) through the use of derivatives or the investment in other pooled investment vehicles, such as exchange traded funds ("ETFs").

At the present time, UBS AM does not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Funds or affect the way the Funds are currently managed or operated, except that UBS AM may seek Board approval for UBS Global Allocation Fund to invest in certain commodities ETFs or seek such exposure through a subsidiary organized under the laws of the Cayman Island (or certain other jurisdictions) in the future (the use of such foreign subsidiaries not being an uncommon practice among registered funds with commodities exposure for tax efficiency purposes). To the extent a Fund invests in derivative instruments (either directly or through a subsidiary), the Fund may be exposed to additional risks and transaction costs. The Funds' investments in derivative instruments will continue to be subject to the 1940 Act and the rules thereunder. For Funds that currently rely on Commodity Futures Trading Commission Rule 4.5 for an exclusion from commodity pool operator registration, UBS AM currently intends to continue to limit such Funds' use of commodity interests to the trading limitations set forth in such rule.

The UBS Funds

Proposal 2.E—Making loans—All Funds except UBS Dynamic Alpha Fund

Current fundamental investment restrictions: The Funds' current fundamental investment restrictions regarding making loans read:

Funds	Current Fundamental Investment Restrictions

UBS Global Allocation Fund

The Fund may not make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

UBS International Sustainable Equity Fund

The Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers.

The UBS Funds

Funds	Current Fundamental Investment Restrictions

UBS Emerging Markets Equity Opportunity Fund

The Fund may not make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to the Fund, for purposes of (b), the Fund's restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with the Fund's investment objectives and policies.

UBS U.S. Small Cap Growth Fund

The Fund may not make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to the Fund, (A) for purposes of (b), the Fund's restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with the Fund's investment objectives and policies; and, (B) the Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC.

The UBS Funds

Funds	Current Fundamental Investment Restrictions

UBS All China Equity Fund UBS Engage For Impact Fund UBS Multi Income Bond Fund UBS Sustainable Development Bank Bond Fund UBS US Dividend Ruler Fund UBS US QGARP Fund

The Fund may not make loans to other persons, except: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding making loans would read:

The Fund may not make loans to other persons, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

Discussion of proposed modification

The Funds' current investment restriction prohibits the Funds from making loans except in certain enumerated circumstances. Certain newer Funds' restriction explicitly permits the Fund to engage in interfund lending, whereas older Funds' restrictions do not. The proposed restriction would prohibit the Funds from making loans except "to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC." UBS AM believes that it is in the Funds' best interests to amend the current fundamental investment restriction because under the proposed restriction, if current applicable law were to change, the Funds would be able to conform to any such new law that may provide greater flexibility of investment without Shareholders taking further

The UBS Funds

action. Under current regulations, a Fund would be required to seek an SEC exemptive order in order to engage in interfund lending. The Funds have no current intention at this time to seek such order, however, UBS AM believes it is in the Funds' best interest to amend the current fundamental investment restriction to provide the Funds with flexibility to engage in interfund lending should they choose to seek such relief in the future. For UBS International Sustainable Equity Fund, the proposed restriction also would permit the Fund to invest in loan participations and direct corporate loans for investment purposes that have become more common as investments for investment companies (consistent with the restriction of the other Funds).

At the present time, UBS AM does not anticipate that the proposed amended restriction would involve additional material risk to the Funds or affect the way the Funds are currently managed or operated. The proposed modification standardizes the restriction across the Fund cluster.

Proposal 2.F—Concentration of investments—UBS International Sustainable Equity Fund only

Current fundamental investment restriction: The Fund's current fundamental investment restriction regarding concentration of investments reads:

Fund	Current Fundamental Investment Restriction
UBS International Sustainable Equity Fund

The Fund may not purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries.

The UBS Funds

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund's fundamental investment restriction regarding concentration of investments would read:

The Fund may not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies).

Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, US government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

The proposed investment restriction will standardize the restriction across the Fund cluster for Funds that do not "concentrate" their investments. The Fund's proposed concentration policy using "net assets" is more restrictive than its current policy using "total assets." While the proposed investment restriction will remove the reference to investing across several countries, the Fund will remain subject to its current principal investment strategies regarding investments in US and non-US issuers. At the present time, UBS AM does not anticipate that the proposed amended fundamental investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

The UBS Funds

Proposal 2.G—Diversification—For UBS International Sustainable Equity Fund only

Current fundamental investment restriction: The Fund's current fundamental investment restrictions regarding diversification read:

Fund	Current Fundamental Investment Restrictions
UBS International Sustainable Equity Fund	The Fund may not as to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer.
The Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, the Fund's fundamental investment restriction regarding diversification would read:

The Fund may not purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5 and 10% limitations.

Discussion of proposed modification

The 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, as to

The UBS Funds

75% of the investment company's total assets, more than 5% of the company's total assets would be invested in securities of that issuer, or the investment company would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the investment company's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities, or to the securities of other investment companies.

Although the 1940 Act excludes the securities of other investment companies, as well as those of the US government and its agencies and instrumentalities from the diversification requirement, the Fund's current diversification restriction does not state that the securities of other investment companies are excluded for purposes of the diversification restriction. The proposed investment restriction also would only apply the limitation on owning 10% of the voting securities of an issuer to 75% or the Fund's assets rather than 100% of its assets as in the current investment restriction.

Amending the Fund's diversification restriction would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies, and would provide the Fund with greater investment flexibility. Although the Fund's diversification restrictions will no longer serve to limit its investment in other investment companies, the Fund will be limited in such investments by the provisions of the 1940 Act and related rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. At the present time, UBS AM does not anticipate that the proposed amended fundamental investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated. The proposed modification standardizes the restriction across the Fund cluster for "diversified" Funds.

The UBS Funds

Proposal 2.H—Underwriting—For UBS International Sustainable Equity Fund, UBS Emerging Markets Equity Opportunity Fund, and UBS US Small Cap Growth Fund only

Current fundamental investment restriction: The Funds' current fundamental investment restrictions regarding underwriting read:

Funds	Current Fundamental Investment Restrictions
UBS International Sustainable Equity Fund

The Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

UBS Emerging Markets Equity Opportunity Fund UBS U.S. Small Cap Growth Fund	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Proposed new fundamental investment restriction: If the proposed amendment is approved by Shareholders, each Fund's fundamental investment restriction regarding underwriting would read:

The Fund may not act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

Discussion of proposed modification

Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

The UBS Funds

The proposed restriction is similar to the Funds' current investment restrictions. The proposed underwriting restriction, however, would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company relying on Rule 12b-1 under the 1940 Act will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 under the 1940 Act. Also, unlike the current restriction, the proposed restriction does not include an exception to the underwriting restriction for the disposition of securities. The disposition of securities is not included as an exception to the proposed restriction because it is unnecessary in that the SEC staff has clarified that resales of privately placed securities by institutional investors, such as the Funds, would not make them underwriters. At the present time, UBS AM does not anticipate that the proposed amended fundamental investment restriction would involve additional material risk to the Funds or affect the way the Funds are currently managed or operated. The proposed modification standardizes the restriction across the Fund cluster.

Required vote

Each of Proposals 2.A through 2.H will be voted on separately by Shareholders of each Fund that is effected by the proposed changes, and the approval of each Proposal by each Fund will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS.

The UBS Funds

Proposal 3. To allow the Board to amend certain Funds' investment objectives without Shareholder approval (for UBS Emerging Markets Equity Opportunity Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Multi Income Bond Fund)

Overview and related information

A fundamental policy is a policy that may only be changed with shareholder approval. The investment objective of UBS Emerging Markets Equity Opportunity Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Small Cap Growth Fund, and UBS Multi Income Bond Fund is currently classified as a fundamental policy. The federal securities laws, however, do not require a fund's investment objective to be a fundamental policy. Many investment companies do not designate their investment objectives as fundamental policies, and new Funds recently launched typically designate their investment objectives as non-fundamental. Because obtaining Shareholder approval is time consuming and costly, UBS AM is recommending that the Boards approve reclassifying the Funds' investment objectives from a fundamental policy to a non-fundamental policy so that the Funds have the flexibility to modify their investment objectives without incurring the costs associated with seeking Shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its Shareholders to amend its investment objective as a result of competitive, regulatory, market or other changes. UBS AM is not recommending any changes to the substance or content of a Fund's investment objective at this time.

The UBS Funds

Each Fund's current investment objective is listed below:

UBS Emerging Markets Equity Opportunity Fund	The Fund seeks to maximize capital appreciation.
UBS Global Allocation Fund	The Fund seeks to maximize total return, consisting of capital appreciation and current income.
UBS International Sustainable Equity Fund	The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.
UBS U.S. Small Cap Growth Fund	The Fund seeks to provide long-term capital appreciation.
UBS Multi Income Bond Fund	The Fund seeks to maximize total return, consisting of capital appreciation and current income.

If the reclassification is approved, should the Board and UBS AM in the future determine that a Fund's investment objective no longer serves the best interests of Shareholders, the Board could authorize changes to the Fund's investment objective upon at least 60 days' advance notice to Shareholders.

Required vote

Proposal 3 will be voted on separately by Shareholders of each Fund that is effected by the proposed change and the approval of this Proposal will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED CHANGE TO ALLOW THE BOARD TO AMEND A FUND'S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

The UBS Funds

Proposal 4. To approve changing UBS Emerging Markets Equity Opportunity Fund's sub-classification from "diversified" to "non-diversified" and the elimination of the related fundamental investment restriction

Proposed change to the Fund's diversification status

UBS Emerging Markets Equity Opportunity Fund is currently classified as a "diversified" fund. The 1940 Act requires each investment company to classify as either a "diversified" or "non-diversified" fund and recite in its registration statement its classification. Pursuant to Section 5(b) of the 1940 Act, if a fund is "diversified," then with respect to 75% of its total assets, it may not invest more than 5% of the value of its total assets in the securities of a single issuer and may not own more than 10% of the outstanding voting securities of the issuer. Under Section 5(b), these limitations do not apply to securities issued or guaranteed as to principal or interest by the US government or any of its agencies or instrumentalities or to the securities of other investment companies. A non-diversified fund is any fund that does not follow the diversification requirements of Section 5(b) and, therefore, may invest a greater percentage of assets in fewer issuers.

By changing to a non-diversified fund, the Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a "diversified" fund. However, even if the Proposal to change to a non-diversified fund is approved, the Fund would continue to remain subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax

The UBS Funds

diversification requirements may change in the future without shareholder approval.

Because a non-diversified fund generally invests a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. Specifically, the Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a single issuer than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund's shares. A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. This can result in the Fund not always taking advantage of the enhanced flexibility afforded to a non-diversified fund.

UBS AM believes that changing the Fund's classification to non-diversified is in the best interests of the Fund and its Shareholders because it provides the Fund's portfolio managers additional flexibility in implementing UBS AM's UBS Emerging Markets Long-Term Opportunity ("EM-HALO") investment strategy, while remaining compliant with the limits of the 1940 Act. The EM-HALO strategy is a long-term investing approach focused on taking opportunities that seek to produce superior performance relative to the benchmark (the difference of which is "alpha"). The EM-HALO strategy generally holds larger positions that may conflict with the requirements for a "diversified" fund under the 1940 Act. Currently, the Fund would be unable to hold these larger positions under the EM-HALO strategy because of its diversified status. Changing the Fund's status to non-diversified would provide UBS AM with enhanced flexibility to invest a greater portion of the Fund's assets in larger positions, if desired for investment purposes pursuant to the EM-HALO strategy.

If approved by Shareholders, the Fund's registration statement would be supplemented or amended to reflect its non-diversified status, including elimination of its fundamental investment restriction regard-

The UBS Funds

ing diversification and the addition of risk disclosures for a non-diversified fund.

Required vote

Proposal 4 will be voted on separately by Shareholders of the Fund and the approval of this Proposal will require approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED CHANGE OF DIVERSIFICATION STATUS AND ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION.

The UBS Funds

Proposal 5. To approve the elimination of certain of UBS International Sustainable Equity Fund's fundamental investment restrictions

Introduction

After the Trust was organized in 1993, certain legal and regulatory requirements applicable to investment companies changed. For example, certain of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, as a consequence of the enactment of National Securities Markets Improvement Act of 1996 ("NSMIA"), are no longer applicable. Because NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current fundamental investment restrictions pertaining to the six restrictions discussed below in this Proxy Statement. Accordingly, the Trustees have determined to present to Shareholders certain proposed changes to the fundamental investment restrictions of the Fund for their consideration that would eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, UBS AM believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that become outdated or inappropriate. The Advisor believes that eliminating the restrictions on how the Fund is managed that were put in place because of regulatory requirements that no longer exist is in the best interest of the Fund's Shareholders, as it will provide the Fund with increased flexibility to pursue its investment objective.

UBS AM does not anticipate that eliminating the investment restrictions will result in any additional risk to the Fund. Although the Fund's current investment restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive

The UBS Funds

orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

Proposal 5.A—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing for control or management

Current fundamental investment restriction: The Fund may not make investments in securities for the purpose of exercising control over or management of the issuer.

Discussion of proposed elimination

The Fund's current fundamental investment restriction limits the Fund's ability to invest for purposes of exercising control or management. This investment restriction was enacted in response to various state securities laws and is no longer required because of NSMIA. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company.

Eliminating the investment restrictions will not have any impact on the day-to-day management of the Fund because the Fund has no present intention of investing in an issuer for the purposes of exercising control or management. Furthermore, because the Fund is classified as a diversified fund, the 1940 Act provides that, with respect to 75% of the Fund's total assets, the Fund may not purchase more than 10% of the outstanding voting securities of any issuer.

Proposal 5.B—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding purchasing securities on margin

The UBS Funds

Current fundamental investment restriction: The Fund may not sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

Discussion of proposed elimination

The Fund's current fundamental investment restriction limits the Fund's ability to purchase securities on margin. This investment restriction was originally included in the Fund's list of investment restrictions in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Fund is no longer required to have a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin is not expected to have an impact on the day-to-day management of the Fund because the 1940 Act's prohibitions on these types of transactions would continue to apply to the Fund. The Fund is specifically precluded from purchasing securities on margin by Section 12 of the 1940 Act. The Fund's ability to purchase securities on margin also raises senior security issues. The Fund is prohibited from issuing senior securities under Section 18 of the 1940 Act (except as may be permitted in compliance with regulations thereunder), as well as under its senior securities investment restrictions. Elimination of the investment restriction, therefore, would not affect the Fund's inability to purchase securities on margin. Finally, the Fund has not previously, nor does it currently intend, to engage in these investment activities.

Proposal 5.C—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing in unseasoned issuers

The UBS Funds

Current fundamental investment restriction: The Fund may not invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Discussion of proposed elimination

The Fund's current fundamental investment restriction limits the Fund's ability to invest in companies that have a record of less than three years of continuous operations. Prior to NSMIA, the Fund was required to adopt this investment restriction under various state laws. Under NSMIA, this limitation is not required to be a fundamental investment restriction. As a general matter, elimination of the Fund's fundamental investment restriction regarding investing in unseasoned issuers is not intended to have a material impact on the day-to-day management of the Fund.

Proposal 5.D—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investments in other investment companies

Current fundamental investment restriction: The Fund may not invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Funds or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange.

Discussion of proposed elimination

The Fund's current fundamental investment restriction limits the Fund's ability to invest in the securities of other open-end investment companies, except for money market mutual funds, in accordance with an SEC exemptive order, or in connection with a merger, consolidation, acquisition or reorganization. These current restrictions, which are more restrictive than the 1940 Act provisions in this regard, were origi-

The UBS Funds

nally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is longer legally required to retain such a policy as a fundamental investment restriction.

Upon elimination of this investment restriction, the Fund would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other funds and the regulations thereunder, except to the extent the Fund obtains an exemptive order that permits otherwise. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund, unless the acquiring fund's investment advisor acts as the acquired fund's investment advisor and does not act as sub-advisor to either fund. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund's total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund's shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. As a shareholder in another investment company, the Fund would bear, along with other

The UBS Funds

shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Elimination of this investment restriction should not have an impact on the day-to-day management of the Fund.

Proposal 5.E—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investing in puts, calls and straddles

Current fundamental investment restriction: The Fund may not invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus.

Discussion of proposed elimination

This investment restriction was required to be adopted by certain states up until the adoption of NSMIA in 1996. Because this restriction is no longer required under current law, the Advisor has recommended that these restrictions be eliminated. The Fund has no present intention to invest in puts, calls, and straddles. Notwithstanding the elimination of these restrictions, the Fund, to the extent engaging in these activities, will do so in accordance with the limitations contained in the 1940 Act and the SEC Staff's interpretations thereof.

Proposal 5.F.—To eliminate UBS International Sustainable Equity Fund's fundamental investment restriction regarding investments in oil, gas, and/or mineral exploration or development programs or leases

Current fundamental restriction: The Fund may not invest in interests in oil, gas and/or mineral exploration or development programs or leases.

The UBS Funds

Discussion of proposed elimination

This investment restriction was required to be adopted by certain states prior to the enactment of NSMIA. As this restriction is no longer required under present law, the Advisor has recommended that it be eliminated. Notwithstanding the elimination of this fundamental restriction, the Fund does not currently expect to engage in these activities. To the extent that the Fund were to ever invest in such programs, it would remain subject to any applicable 1940 Act limitations, including the limit on the Fund's ability to purchase illiquid investments. Investments in such activities are subject to certain risks, including liquidity risk and increased susceptibility to economic cycles.

Required vote

Each of Proposals 5.A through 5.F will be voted on separately by Shareholders of UBS International Sustainable Equity Fund, and the approval of each Proposal by UBS International Sustainable Equity Fund will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED ELMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS DISCUSSED ABOVE.

The UBS Funds

Proposal 6. To adopt a "manager of managers" investment advisory structure for certain Funds whereby UBS AM, the Funds' investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval (for UBS All China Equity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS U.S. Small Cap Growth Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund, and UBS US QGARP Fund)

The "manager of managers" structure (as defined below) is being proposed for UBS All China Equity Fund, UBS Engage For Impact Fund, UBS Global Allocation Fund, UBS U.S. Small Cap Growth Fund, UBS Multi Income Bond Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund, UBS US QGARP Fund (collectively, the "MoM Funds") and is intended to enable the MoM Funds to operate with greater efficiency by allowing UBS AM to employ sub-advisors best suited to the needs of the MoM Fund without incurring the expense and delays associated with obtaining Shareholder approval of sub-advisors or sub-advisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before it may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor (including as a sub-advisor) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the transfer of control of the investment advisor through the transfer of a controlling block of the investment advisor's outstanding voting securities.

The UBS Funds

To comply with Section 15 of the 1940 Act, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisors, replace an existing sub-advisor, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisor's sub-advisory agreement terminates because of an "assignment."

Pursuant to the current investment advisory agreements between the Trust, on behalf of the MoM Funds, and UBS AM (the "Investment Advisory Agreement"), UBS AM serves as the Fund's investment advisor. As such, UBS AM currently is responsible for, among other things, managing the assets of the MoM Funds and making decisions with respect to purchases and sales of securities on behalf of the MoM Funds. UBS AM is permitted under the Investment Advisory Agreement, at its own expense, to select and contract with one or more sub-advisors to perform some or all of the services for the MoM Funds for which UBS AM is responsible under such Agreement. If UBS AM delegates investment advisory duties to a sub-advisor, UBS AM remains responsible for overseeing all advisory services furnished by the sub-advisor. Before UBS AM may engage a sub-advisor for the MoM Funds, however, Shareholders of the MoM Funds currently must approve the agreement with such sub-advisor.

The proposed "manager of managers" structure would permit UBS AM, as the MoM Funds' investment advisor to appoint and replace affiliated and unaffiliated sub-advisors, enter into sub-advisory agreements, and amend sub-advisory agreements on behalf of the MoM Fund without Shareholder approval (the "Manager of Managers Structure"). Approval of this Proposal will not affect your fees as a Shareholder of the MoM Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a MoM Fund. Further, shareholder approval would be necessary to increase the management fees that are payable by a MoM Fund, which is not contemplated. The proposed employment of the Manager of Managers Structure for the MoM Funds is based upon reliance on an exemptive order granted by the SEC to UBS AM on

The UBS Funds

October 23, 2012 (the "UBS Order"), which permits the use of a Manager of Managers Structure for a fund that UBS AM or its affiliates manage if certain conditions are met, including approval by the fund's shareholders of the Manager of Managers Structure prior to the structure's implementation.1 The proposed Manager of Managers Structure also would comply with an order issued by the SEC to Carillon Tower Advisers, Inc., et al. (the "Carillon Order") that allows an investment advisor, without the approval of fund shareholders, to enter into or amend a sub-advisory agreement with a sub-advisor, including any sub-advisor that is an affiliated person of the investment advisor or a fund (an "Affiliated Sub-advisor").2 The Carillon Order extends manager of managers exemptive relief to Affiliated Sub-advisors in addition to unaffiliated sub-advisors, as permitted by the UBS Order, and contains several conditions, some of which are already included in the UBS Order. On July 9, 2019, the staff of the SEC's Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the "BNYM No-Action Letter") stating that the staff would not recommend enforcement action if a fund cluster and investment advisor that previously obtained a "manager of managers" exemptive order extends that order to cover Affiliated Sub-advisors without seeking an amended exemptive order from the SEC.3 The staff's no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. The BNYM No-Action Letter, the Carillon Order, and the UBS Order are referred to herein as the "Relief."

Under the Relief, the Advisor and the Trust are subject to several conditions imposed by the SEC in an effort to ensure that the interests of the MoM Funds' Shareholders are adequately protected. Among these conditions are that, within 90 days of the hiring of a new sub-advisor, Shareholders of the MoM Fund will be furnished with a notice con-

1  PACE Select Advisors Trust and UBS Global Asset Management (Americas) Inc., Investment Company Act Release No. 30224 (Sept. 27, 2012) (notice) and 30241 (Oct. 23, 2012) (order).

2  Carillon Tower Advisers, Inc., et al., Investment Company Act Release Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order).

3  The BNY Mellon Family of Funds, et al. SEC No-Action Letter (July 2019), available at https://www.sec.gov/investment/bny-mellon-family-funds-070919-15a.

The UBS Funds

taining information about the new sub-advisor and about the way to access an information statement that contains substantially the same information about the sub-advisor and the sub-advisory agreement that the MoM Fund would otherwise have been required to send to Shareholders in a proxy statement. The prospectus for the MoM Fund will disclose the existence, substance and effect of reliance on the Relief and that the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the MoM Fund's sub-advisors and recommend their hiring, termination, and replacement. Also, as noted above, Shareholders must approve the MoM Funds' operation in a Manager of Managers Structure. In addition, the Relief permits funds to disclose fees paid to sub-advisors on an aggregate, rather than individual, basis.

Adoption and use by the MoM Funds of the Manager of Managers Structure would only enable UBS AM to hire and replace a sub-advisor (or materially amend a sub-advisory agreement) without Shareholder approval. The Manager of Managers Structure would not: (a) permit UBS AM to charge additional management fees to the MoM Fund without Shareholder approval; or (b) change UBS AM's responsibilities to the MoM Fund, including UBS AM's responsibility for overseeing all advisory services furnished by a sub-advisor.

The MoM Funds do not currently use sub-advisors and UBS AM does not have any present intent to hire sub-advisor(s) for any of the MoM Funds. The Board determined to seek Shareholder approval of the Manager of Managers Structure for the MoM Funds in connection with this Meeting, which was otherwise called for purposes of voting on other matters described in the Proxy Statement, to avoid additional meeting and proxy solicitation costs in the future.

Effects on Shareholder right to vote on sub-advisory agreements

If the Proposal is approved, UBS AM in the future would be permitted to appoint and replace sub-advisors for the MoM Funds and to enter into and approve amendments to sub-advisory agreements without first obtaining the approval of Shareholders. Although approval of

The UBS Funds

sub-advisory agreements would not be subject to Shareholder approval under the Manager of Managers Structure, the Board, including a majority of the Independent Trustees, must approve new or amended sub-advisory agreements. In addition, UBS AM, as the primary investment advisor, will remain responsible for managing or overseeing management of the MoM Funds.

If this Proposal is not approved by the MoM Fund's Shareholders, then UBS AM would enter into new or materially amend sub-advisory agreements only with Shareholder approval, causing delay and expense in making a change deemed beneficial by the Board to the MoM Funds and their Shareholders.

The benefits to the MoM Funds

The Board believes that it is in the best interests of the MoM Funds' Shareholders to allow UBS AM the flexibility to appoint and replace sub-advisors and to amend sub-advisory agreements without incurring the expense and potential delay of seeking Shareholder approval. The process of seeking Shareholder approval is administratively expensive and may cause delays in executing changes that the Board and UBS AM have determined are necessary or desirable. If Shareholders approve the Proposal authorizing a Manager of Managers Structure for the Fund, UBS AM and the Board would be able to act more quickly to appoint a sub-advisor when UBS AM and the Board believe that the appointment would be in the best interests of the MoM Fund and its Shareholders.

Although Shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-advisor selection process to help ensure that Shareholders' interests are protected whenever UBS AM would seek to select a sub-advisor or modify or terminate a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-adviso-

The UBS Funds

ry agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination.

The Board's consideration of this Proposal

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that Shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the MoM Funds' investment advisor, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the MoM Funds to appoint sub-advisors.

Required vote

The adoption of the Manager of Managers Structure will be voted on separately by Shareholders of each MoM Fund, and the approval of this Proposal by each MoM Fund will require the approval by a Majority Vote.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE MANAGER OF MANAGERS STRUCTURE.

The UBS Funds

Additional information about voting and the meeting

Solicitation of proxies

Your vote is being solicited by the Board. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Funds and allocated among the Funds by number of shareholder accounts. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Advisor involved in the solicitation of proxies.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, personal interview or oral solicitations conducted by certain officers or employees of the Trust or the Advisor, without additional or special compensation. The Trust has engaged Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies from brokers, banks, other institutional holders and individual Shareholders, which is expected to cost approximately $188,400.

Beneficial ownership of shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit B.

Shareholder proposals

The Trust is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to c/o UBS Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, Attn: Keith A. Weller, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described

The UBS Funds

above, that is expected to come before the Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

Additional information about the Funds

Investment advisor and administrator

UBS AM, with its principal offices located at One North Wacker Drive, Chicago, IL 60606 and at 787 Seventh Avenue, New York, NY 10019, serves as the investment advisor to the Funds.

Underwriter

UBS AM (US), with its principal office located at 787 Seventh Avenue, New York, NY 10019, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Transfer agent

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 103 Bellevue Parkway, Wilmington, Delaware, 19809. BNY Mellon maintains certain books and records of the Funds that are required by applicable federal regulations.

Custodian

State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of each Fund and employs foreign sub-

The UBS Funds

custodians in accordance with applicable requirements under the 1940 Act to provide custody of each Fund's foreign securities and cash. State Street maintains certain books and records of each Fund that are required by applicable federal regulations.

Auditors

Ernst & Young LLP ("E&Y") audits the Funds' financial statements, prepares the Trust's federal and state annual income tax returns and provides certain non-audit services. The Board has selected E&Y as the independent registered public accounting firm for the Trust for the current fiscal year. Representatives of E&Y are not expected to be present at the Shareholder Meetings, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit fee information

Audit fees

The aggregate fees paid to E&Y in connection with the annual audit of the Trust's financial statements for the fiscal years ended June 30, 2023 and June 30, 2022, were approximately $643,193 and $645,211, respectively. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

The aggregate audit-related fees billed by E&Y for services rendered to the Trust which were not reported under "Audit Fees" above for the fiscal years ended June 30, 2023 and June 30, 2022, were approximately $30,992 and $0, respectively. Fees included in the audit-related category are those associated with the reading and providing of comments on the 2022 and 2021 semiannual financial statements. There were no audit-related fees required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The UBS Funds

Tax fees

The aggregate tax fees billed by E&Y for professional services rendered to the Trust for the fiscal years ended June 30, 2023 and June 30, 2022, were approximately $155,224 and $139,908, respectively. Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations. There were no tax fees required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All other fees

There were no additional fees paid by the Trust for products and services provided by E&Y, other than the services reported above, for the Trust's fiscal years ended June 30, 2023 and June 30, 2022. Fees included in all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Trust. There were no "all other fees" required to be approved pursuant to paragraphs (c)(7)(ii) and (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Audit committee pre-approval policies and procedures

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purpose, the Audit Committee shall have the following duties and powers:

(a)  To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to The UBS Funds, and, in connection therewith, to review and

The UBS Funds

evaluate the capabilities and independence of the auditors and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and The UBS Funds, as well as with The UBS Funds' investment advisor or any control affiliate of the investment advisor that provides ongoing services to The UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

(b)  To pre-approve all non-audit services to be provided to The UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)  To pre-approve all non-audit services to be provided by The UBS Funds' independent auditors to The UBS Funds' investment advisor or to any entity, that controls, is controlled by or is under common control with The UBS Funds' investment advisor ("advisor affiliate") and that provides ongoing services to The UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of The UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)  To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated

The UBS Funds

member or members of the Committee, subject to subsequent Committee review or oversight.

(e)  To consider whether the non-audit services provided by The UBS Funds' independent auditor to The UBS Funds' investment advisor or any advisor affiliate that provides on-going services to The UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Pursuant to Section (d), the Committee has delegated its responsibility to pre-approve the audit and permissible non-audit services required by paragraphs (a), (b) and (c) of Section 4, not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be subject to subsequent Committee review or oversight, including being reported to the full Committee on a quarterly basis at the Committee's next regularly scheduled meeting after pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee, or the Chairperson will be submitted by both the Fund's independent auditors and the Fund's Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with US Securities and Exchange Commission rules on auditor independence.

Non-audit fees and services

For the fiscal years ended June 30, 2023 and June 30, 2022, the aggregate fees billed by E&Y of $2,196,986 and $670,848, respectively, for non-audit services rendered on behalf of the Trust ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services (or provided during the relevant fiscal peri-

The UBS Funds

od) to the Trust for each of the last two fiscal years of the Trust is shown in the table below:

	2022	2023
Covered Services	$186,216	$139,908
Non-Covered Services	$2,010,770	$530,940

The Trust's audit committee was not required to consider whether the provision of non-audit services that were rendered to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Other business

Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust or relevant Fund, as applicable.

By Order of the Board,

Keith A. Weller
Secretary
The UBS Funds

The UBS Funds

Exhibit index

Exhibit A—Shares outstanding as of Record Date	A-1
Exhibit B—Beneficial ownership of greater than 5% of the Funds' shares as of Record Date	B-1
Exhibit C—Nominating, Compensation and Governance Committee Charter	C-1
Exhibit D—Officers of the Trust	D-1

The UBS Funds

Exhibit A

Shares outstanding as of Record Date

Fund	Shares outstanding
UBS All China Equity Fund
Class A	—
Class P	179,399.316
Class P2	453,914.200
UBS Dynamic Alpha Fund
Class A	2,242,763.527
Class P	1,292,612.040
UBS Emerging Markets Equity Opportunity Fund
Class A	—
Class P	13,948,073.151
Class P2	48,568,421.416
UBS Engage For Impact Fund
Class A	—
Class P	469,403.198
Class P2	4,011,336.369
UBS Global Allocation Fund
Class A	12,105,912.435
Class P	3,601,977.172
UBS International Sustainable Equity Fund
Class A	429,843.336
Class P	11,640,039.762
Class P2	4,801,006.595

A-1

The UBS Funds

Exhibit A

Fund	Shares outstanding
UBS U.S. Small Cap Growth Fund
Class A	921,303.502
Class P	5,819,733.412
Class P2	—
UBS Multi Income Bond Fund
Class A	37,687.342
Class P	1,708,824.410
Class P2	—
UBS Sustainable Development Bank Bond Fund
Class A	—
Class P	1,656,341.876
Class P2	7,261,791.805
UBS US Dividend Ruler Fund
Class P	10,352,075.223
Class P2	1,129,599.057
UBS US Quality Growth At Reasonable Price Fund
Class P	15,021,245.678

A-2

The UBS Funds

Exhibit B

Beneficial ownership of greater than 5% of the Funds' shares as of Record Date

As of the Record Date, the following shareholders owned beneficially 5% or more of the outstanding shares of the Funds.

Fund	Name & address*	Share amount	Percent held
UBS All China Equity Fund—Class P	Mabel Lung Ryan F. Primmer Ian R. McIntosh and Michelle L. Berger Barry J. Gill Igor Lasun Scott Douglas Wilkin Amy Sitzer Wilkin	14,125.064 35,312.660 35,312.660 69,930.070 10,593.798 14,125.064	7.87% 19.68 19.68 38.98 5.91 7.87
UBS All China Equity Fund—Class P2	UBS Global Allocation Fund	453,914.200	100.00%
UBS Dynamic Alpha Fund—Class A	Morgan Stanley Smith Barney LLC	175,812.807	7.84%
UBS Dynamic Alpha Fund—Class P	Pershing LLC Matrix Trust Company as Cust FBO UBS Partners Plus Plan Matrix Trust Company as agent for Newport Trust Company UBS Voluntary Investment Plan	302,509.320 149,203.715 320,718.109	23.40% 11.54 24.81
UBS Emerging Markets Equity Opportunity Fund—Class P	National Financial Services LLC for exclusive benefit of our customers UBS Financial Services Inc. FBO Syda Foundation Pool II	6,819,981.706 928,107.513	48.90% 6.65
UBS Emerging Markets Equity Opportunity Fund—Class P2	Bethesda Inc San Manuel Band of Mission Indians The University of Maryland Foundation Inc	2,578,223.836 11,626,018.468 2,826,915.737	5.31% 23.94 5.82

The UBS Funds

Exhibit B

Fund	Name & address*	Share amount	Percent held
UBS Engage For Impact Fund—Class P	Gerlach & Co, LLC UBS Financial Services Inc. FBO Arden Trust Company Exempt Master Nugit Trust UBS Financial Services Inc. FBO Arden Trust Company TTEE Exempt Master Nugit Trust FBO Diana Laufer UBS Financial Services Inc. FBO Arden Trust Company Co-Trustee Joseph Pecorino Legacy Trust UBS Financial Services Inc. FBO Arden Trust Company, CO-TTEES with B. Raftery, M. Pecorino	105,337.000 41,180.199 42,026.573 64,245.406 66,435.024	22.44% 8.77 8.95 13.69 14.15
UBS Global Allocation Fund—Class A	Morgan Stanley Smith Barney LLC	736,481.284	6.08%
UBS Global Allocation Fund—Class P	Pershing LLC National Financial Services LLC for exclusive benefit of our customers UBS Financial Services Inc. FBO Steven M Tadler Joyce E Tadler	777,613.784 188,133.850 388,948.889	21.59% 5.22 10.80
UBS International Sustainable Equity Fund—Class A	Merrill Lynch Financial Data Services Morgan Stanley Smith Barney LLC UBS Financial Services Inc. FBO Patricia L. Bruggere UBS Financial Services Inc. FBO George Milum Testerman, M.D. Living Trust	27,875.970 48,591.337 23,270.598 43,486.550	6.49% 11.30 5.41 10.12
UBS International Sustainable Equity Fund—Class P	National Financial Services LLC for exclusive benefit of our customers Saxon & Co. Saxon & Co. JP Morgan Securities LLC omnibus account for the exclusive benefit of customers Morgan Stanley Smith Barney LLC	1,824,206.986 984,882.622 672,364.565 1,036,761.344 1,763,823.318	15.67% 8.46 5.78 8.91 15.15

The UBS Funds

Exhibit B

Fund	Name & address*	Share amount	Percent held
UBS Multi Income Bond Fund—Class A	UBS Financial Services Inc. FBO Maria Reich UBS Financial Services Inc. CUST Herbert L. Williams IRA UBS Financial Services Inc. FBO Penny G. Pules UBS Financial Services Inc. FBO Cheryl Keiko Nakano TTEE Helen Toshiko Koda Trust UBS Financial Services Inc. CUST Mrs. Michelle L. Bender Bene of Mr. Robert C. Sandler UBS Financial Services Inc. FBO Carolyn Clammer UBS Financial Services Inc. FBO Michelle Bender TTEE The Sandler QTIP Trust	4,148.180 6,360.216 3,494.007 4,133.226 3,752.686 5,676.592 4,603.585	11.01% 16.88 9.27 10.97 9.96 15.06 12.22
UBS Multi Income Bond Fund—Class P	Charles Schwab & Co. Inc. Attn Mutual Funds Pershing LLC Wells Fargo Clearing Services LLC Special Custody Acct for the exclusive benefit of customer Morgan Stanley Smith Barney LLC	172,066.054 87,449.853 165,227.265 111,464.995	10.07% 5.12 9.67 6.52
UBS Sustainable Development Bank Bond Fund—Class P	Gerlach & Co, LLC UBS Financial Services Inc. FBO Nancy Burnett Living Trust UBS Financial Services Inc. FBO The Victor & Christine Anthony Family Foundation, Inc. Pmp—Fixed Income UBS Financial Services Inc. FBO Jay Adam Gudebski	203,330.000 115,016.269 86,980.384 129,729.730	12.28% 6.94 5.25 7.83

The UBS Funds

Exhibit B

Fund	Name & address*	Share amount	Percent held
UBS US Small Cap Growth Fund—Class A	Merrill Lynch Financial Data Services Nationwide Trust Company FSB C/O IPO Portfolio Accounting VOYA Retirement Insurance and Annuity Company DCGT AS TTEE and/or CUST FBO PLIC various retirement plans omnibus	61,074.304 80,438.827 79,412.552 68,776.966	6.63% 8.73 8.62 7.47
UBS US Small Cap Growth—Class P	National Financial Services LLC For exclusive benefit of our customers Gerlach & Co, LLC FBO: Six SIS FBO: UBS Group AG Deferred Comp Plan PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 007 Prudential SmartSolution IRA	3,870,326.141 321,014.767 299,693.438	66.50% 5.52 5.15

*  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 787 Seventh Avenue, New York, NY 10019.

The UBS Funds

Exhibit C

Nominating, Compensation and Governance Committee Charter

I.  The Committee.

The Nominating, Compensation and Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of each of the entities listed on Schedule A hereto (each a "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board nominations and functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The

The UBS Funds

Exhibit C

Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4.  The Committee shall periodically review Fund governance procedures and shall recommend any appropriate changes to the full Board.

5.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6.  The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

7.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.  Committee nominations and functions.

1.  The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.  The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.  Other powers and responsibilities.

1.  The Committee shall supervise an annual assessment by the Board of Trustees, which assessment shall take into account such

The UBS Funds

Exhibit C

factors as the Committee may deem appropriate. The results of the assessment shall be summarized and presented to the Board for consideration as to any appropriate actions.

2.  The Committee shall meet as often as it deems appropriate.

3.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

4.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

5.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

6.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

The UBS Funds

Exhibit C

Schedule A

The UBS Funds

SMA Relationship Trust

The UBS Funds

Exhibit C

Schedule B

Nomination and appointment policy

1.  The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•  whether or not the person is an "interested person" as defined in the 1940 Act and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

The UBS Funds

Exhibit C

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The UBS Funds

Exhibit D

Officers of the Trust

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Rose Ann Bubloski*** 55	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of fund accounting—US (previously named product control and investment support) of UBS Asset Management (Americas) Inc. and/or UBS Asset Management (US) Inc. ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Exhibit D

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Mark E. Carver* 60	President	Since October 2023

Mr. Carver is an executive director and senior member of UBS AM's Americas Products team (since rejoining UBS in January 2022). In addition to his Fund Board relations and governance role, he serves as a regional strategic product shelf manager, including UBS AM's strategic product alignment with UBS WM USA. Mr. Carver previously served in the role of President of the Trust from 2010 to 2018 before moving to a senior product role at UBS Wealth Management USA until 2020. Before rejoining UBS AM, Mr. Carver served in a consulting capacity for FLX Networks, a firm serving both the asset management and wealth management industries. He is president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*** 44	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017)) of fund accounting—US of UBS AM—Americas region. Mr. Dickson is a vice president of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Exhibit D

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Mark F. Kemper** 65	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006), and Senior Legal Advisor (since January 2023) of UBS AM—Americas region. Most recently, Mr. Kemper has held senior Legal and Compliance positions at UBS AM—Americas region, including general counsel (2004 through 2019 and 2021 to January 2023), Interim Head of Compliance and Operational Risk Control (2019) and had also been Interim Head of Asia Pacific Legal (2020 through 2021). He has been assistant secretary of UBS AM—Americas region (since 2022) (prior to which he was secretary from 2004 until 2022)) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

The UBS Funds

Exhibit D

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary*** 55	Vice President, Treasurer and Principal Accounting Officer	Since 2006 and 2017, respectively

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of fund accounting—US (since 2020) (prior to which she was head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020)). Previously, she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004-2017). Ms. Kilkeary is a vice president and treasurer and principal accounting officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill** 44	Chief Compliance Officer	Since 2022

Ms. Merrill is an executive director (since March 2023) (prior to which she was a director (from 2014 until March 2023)) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020)) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 50 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Exhibit D

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* 57	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey** 38	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is a managing director (since March 2023, prior to which he was an executive director) and Head of Legal—UBS AM (since January 2023, prior to which he was Head of Derivatives and Trading Legal from 2017 through December 2022) with UBS Business Solutions US LLC and also with UBS AM—Americas region (since 2015). Mr. Stacey is a vice-president and assistant secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Exhibit D

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Keith A. Weller** 62	Vice President and Secretary	Since 2004 and 2019, respectively

Mr. Weller is an executive director, deputy general counsel (since 2019, prior to which he was senior associate general counsel) and Head of Registered Funds Legal (since 2022) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 6 investment companies (consisting of 50 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*  This person's business address is 787 Seventh Avenue, New York, NY 10019.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, NJ 07086.

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© UBS 2023. All rights reserved.

FOR WITHHOLD FOR ALL ALL ALL EXCEPT PROXY THE UBS FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2023 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. The undersigned Shareholder(s) of the investment portfolios listed below (each, a “Fund” and collectively, the “funds”) of The UBS Funds (the “Trust”), hereby appoint(s) Keith A. Weller and Eric Sanders, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund(s), to be held on November 21, 2023 at 11:30 a.m., Central time, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606, or at any postponements, adjournment or adjournments thereof (“Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Meeting and on any other matters properly brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged. UBS_33541_091423 FUNDS FUNDS FUNDS UBS All China Equity Fund UBS Dynamic Alpha Fund UBS Emerging Markets Equity Opportunity Fund UBS Engage For Impact Fund UBS Global Allocation Fund UBS International Sustainable Equity Fund TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS: THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS: 1. To elect four Trustees to the Board of Trustees of the Trust. 01. Adela Cepeda 02. Rodrigo Garcia 03. Muhammad Gigani 04. Abbie J. Smith To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided_________________________________________ 2. To approve changes to certain Funds’ fundamental investment restrictions. 2A. Borrowing. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS All China Equity Fund 02 UBS Emerging Markets Equity Opportunity Fund 03 UBS Engage For Impact Fund 04 UBS Global Allocation Fund 05 UBS International Sustainable Equity Fund 2B. Issuing Senior Securities. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS All China Equity Fund 02 UBS Emerging Markets Equity Opportunity Fund 03 UBS Engage For Impact Fund 04 UBS Global Allocation Fund 05 UBS International Sustainable Equity Fund 2C. Real Estate. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS All China Equity Fund 02 UBS Emerging Markets Equity Opportunity Fund 03 UBS Engage For Impact Fund 04 UBS Global Allocation Fund VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Special Meeting of Shareholders scheduled to be held on November 21, 2023. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ubs-33541 VOTE BY MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope. No postage necessary.

05 UBS International Sustainable Equity Fund xxxxxxxxxxxxxx code

2D. Commodities. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Emerging Markets Equity Opportunity Fund 02 UBS Global Allocation Fund 03 UBS International Sustainable Equity Fund 2E. Making Loans. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS All China Equity Fund 02 UBS Emerging Markets Equity Opportunity Fund 03 UBS Engage For Impact Fund 04 UBS Global Allocation Fund 05 UBS International Sustainable Equity Fund 2F. Concentration. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 2G. Diversification. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 2H. Underwriting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Emerging Markets Equity Opportunity Fund 02 UBS International Sustainable Equity Fund 3. To allow the Board to amend certain Funds’ investment objective without Shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Emerging Markets Equity Opportunity Fund 02 UBS Global Allocation Fund 03 UBS International Sustainable Equity Fund 4. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction. FOR AGAINST ABSTAIN 01 UBS Emerging Markets Equity Opportunity Fund 5. To approve the elimination of the fundamental investment restrictions regarding: 5A. Investing for control or management. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 5B. Purchasing securities on margin. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 5C. Investing in unseasoned issuers. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 5D. Investments in other investment companies. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 5E. Investments in puts, calls and straddles. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 5F. Investments in oil, gas and/or mineral exploration or development programs or leases. FOR AGAINST ABSTAIN 01 UBS International Sustainable Equity Fund 6. To adopt a “manager of managers” investment advisory structure whereby UBS Asset Management (Americas) Inc. , the Fund’s investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS All China Equity Fund 02 UBS Engage For Impact Fund 03 UBS Global Allocation Fund Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / /

Scanner bar code xxxxxxxxxxxxxx UBS 1 33541 xxxxxxxxxxxxxx

FOR WITHHOLD FOR ALL ALL ALL EXCEPT PROXY THE UBS FUNDS PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2023 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. The undersigned Shareholder(s) of the investment portfolios listed below (each, a “Fund” and collectively, the “funds”) of The UBS Funds (the “Trust”), hereby appoint(s) Keith A. Weller and Eric Sanders, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund(s), to be held on November 21, 2023 at 11:30 A.M., Central time, at the offices of UBS Asset Management on the 31st Floor of One North Wacker Drive, Chicago, Illinois 60606, or at any postponements, adjournment or adjournments thereof (“Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Meeting and on any other matters properly brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such other matters as may properly come before the Meeting. Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged. UBS_33541_091423 FUNDS FUNDS FUNDS UBS Multi Income Bond Fund UBS Sustainable Development Bank Bond Fund UBS U.S. Small Cap Growth Fund UBS US Dividend Ruler Fund UBS US Quality Growth At Reasonable Price Fund TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: 1. To elect four Trustees to the Board of Trustees of the Trust. 01. Adela Cepeda 02. Rodrigo Garcia 03. Muhammad Gigani 04. Abbie J. Smith To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided_________________________________________ 2. To approve changes to certain Funds’ fundamental investment restrictions. 2A. Borrowing. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS Sustainable Development Bank Bond Fund 03 UBS U.S. Small Cap Growth Fund 04 UBS US Dividend Ruler Fund 05 UBS US Quality Growth At Reasonable Price Fund 2B. Issuing Senior Securities. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS Sustainable Development Bank Bond Fund 03 UBS U.S. Small Cap Growth Fund 04 UBS US Dividend Ruler Fund 05 UBS US Quality Growth At Reasonable Price Fund 2C. Real Estate. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS Sustainable Development Bank Bond Fund VOTE ON THE INTERNET Log on to: https://www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE: Call 1-800-337-3503 Follow the recorded instructions available 24 hours IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL for the Special Meeting of Shareholders scheduled to be held on November 21, 2023. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ubs-33541 VOTE BY MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope. No postage necessary.

03 UBS U.S. Small Cap Growth Fund 04 UBS US Dividend Ruler Fund 05 UBS US Quality Growth At Reasonable Price Fund xxxxxxxxxxxxxx code

2D. Commodities. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS U.S. Small Cap Growth Fund 2E. Making Loans. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS Sustainable Development Bank Bond Fund 03 UBS U.S. Small Cap Growth Fund 04 UBS US Dividend Ruler Fund 05 UBS US Quality Growth At Reasonable Price Fund 2F. Concentration. Not Applicable to your Fund(s) 2G. Diversification. Not Applicable to your Fund(s) 2H. Underwriting. FOR AGAINST ABSTAIN 01 UBS U.S. Small Cap Growth Fund 3. To allow the Board to amend certain Funds’ investment objective without Shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS U.S. Small Cap Growth Fund 4. To approve changing the Fund’s sub-classification from “diversified” to “non-diversified” and the elimination of the related fundamental investment restriction. Not Applicable to your Fund(s) 5. To approve the elimination of the fundamental investment restrictions regarding: 5A. Investing for control or management. Not Applicable to your Fund(s) 5B. Purchasing securities on margin. Not Applicable to your Fund(s) 5C. Investing in unseasoned issuers. Not Applicable to your Fund(s) 5D. Investments in other investment companies. Not Applicable to your Fund(s) 5E. Investments in puts, calls and straddles. Not Applicable to your Fund(s) 5F. Investments in oil, gas and/or mineral exploration or development programs or leases. Not Applicable to your Fund(s) 6. To adopt a “manager of managers” investment advisory structure whereby UBS Asset Management (Americas) Inc., the Fund's investment advisor, would be able to hire and replace sub-advisors of the Fund without Shareholder approval. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 UBS Multi Income Bond Fund 02 UBS Sustainable Development Bank Bond Fund 03 UBS U.S. Small Cap Growth Fund 04 UBS US Dividend Ruler Fund 05 UBS US Quality Growth At Reasonable Price Fund Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / /

Scanner bar code xxxxxxxxxxxxxx UBS 1 33541 xxxxxxxxxxxxxx